Exhibit 99.1

Ribbon Communications Inc. Releases Fourth Quarter 2017 Financial Results

March 1, 2018

GAAP revenue was $146 million and Non-GAAP revenue was $170 million in fourth quarter

Successfully operationalized more than $50 million of expense synergies

WESTFORD, Mass. — Ribbon Communications Inc. (Nasdaq: RBBN), a global leader in secure and intelligent cloud communications, today announced results for the fourth quarter ended December 31, 2017.

“I’m very pleased to have concluded the merger transaction and the launch of Ribbon in the marketplace.  Ribbon’s increased scale, global footprint, expanded product offerings and combined customer base will benefit our customers, who count on us as trusted long-term partners,” said Fritz Hobbs, President and Chief Executive Officer.  “The combined company’s performance through the end of the year met or exceeded all of our guidance.  We made solid progress on operationalizing cost synergies and now expect well over $50 million in cost synergies in 2018,” continued Hobbs.

“Ribbon delivered solid fourth quarter results driven by strength in our SBC sales.  Our merger integration plans kicked off in earnest and we made substantial progress,” said Daryl Raiford, Chief Financial Officer.  “Looking to 2018, we are guiding for Adjusted EBITDA of $75 million, a dramatic increase over 2017,” continued Raiford.

Q417 Customer Highlights:

•                  Awarded a large Asian network interconnect deal based on cloud and GPU (graphics processing unit) technology, demonstrating Ribbon’s highly differentiated NFV (network function virtualization) strategy and evidence of the secular shift to virtualization and cloud architecture.  This deal is expected to generate revenue in early 2019.

•                  Booked a significant gateway trunking contract with a large U.S. MSO (multiple system operator), illustrating the continued demand by MSO’s to transfer their legacy networks to IP.

•                  Booked new network transformation projects for three service providers in Canada.

•                  A large North American Tier 1 service provider deployed Ribbon’s Converged Intelligent Messaging NFV solution, supporting business and residential customers, highlighting further progress on network virtualization.

Q417 Financial Highlights(1),(2)

•                  GAAP total revenue was $146.2 million, compared to $67.6 million in the fourth quarter of 2016.

•                  Non-GAAP total revenue was $169.5 million, compared to $67.6 million in the fourth quarter of 2016.

•                  GAAP net loss was $15.7 million, compared to $2.6 million in the fourth quarter of 2016.

•                  GAAP loss per share was $0.18, compared to $0.05 in the fourth quarter of 2016.

•                  Non-GAAP diluted earnings per share was $0.27, compared to $0.09 in the fourth quarter of 2016.

•                  Non-GAAP Adjusted EBITDA was $27.8 million, compared to $7.0 million in the fourth quarter of 2016.

FY17 Financial Highlights(1),(2)

•                  GAAP total revenue was $329.9 million, compared to $252.6 million in 2016.

•                  Non-GAAP total revenue was $353.2 million, compared to $252.6 million in 2016.

•                  GAAP net loss was $35.3 million, compared to $13.9 million in 2016.

•                  GAAP loss per share was $0.60, compared to $0.28 in 2016.

•                  Non-GAAP diluted earnings per share was $0.51, compared to $0.33 in 2016.

•                  Non-GAAP Adjusted EBITDA was $40.9 million, compared to $26.1 million in 2016.

Cash and investments were $83.3 million at the end of the fourth quarter of 2017, compared to $131.6 million at the end of the third quarter of 2017.  The decrease was primarily due to net cash of $43 million used for the merger of Sonus and GENBAND.  Cash flow from operations was basically break-even for the quarter.

(1)  The Sonus-GENBAND merger occurred on October 27, 2017.  The consolidated financial results included in this press release represent the consolidated financial results of Sonus Networks, Inc., prior to October 27, 2017, and the consolidated financial results of Ribbon, on and after such date.  The financial results of GENBAND are included in Ribbon’s consolidated financial results beginning October 27, 2017.

(2)  Please see the reconciliation of non-GAAP and GAAP financial measures, and additional information about non-GAAP measures, in the press release appendix.

Conference Call Details

The Company will offer a live, listen-only webcast of the conference call to discuss the complete financial results of Ribbon for the fourth quarter ended December 31, 2017 on March 1, 2018, via the investor section of its website at http://investors.ribboncommunications.com/, where a replay will also be available shortly following the conference call.

Conference call details:
Date:  March 1, 2018
Time:  8:30 a.m. (ET)
Dial-in number:  888-224-7971 - International callers:  +1-303-223-4386

Replay information:
A telephone playback of the call will be available following the conference call until March 15, 2018 and can be accessed by calling 800-633-8284 or +1-402-977-9140 for international callers.  The reservation number for the replay is 21880364.

About Ribbon Communications

Ribbon Communications is a company with two decades of leadership in real-time communications. Built on world-class technology and intellectual property, the company delivers intelligent, secure, embedded real-time communications for today’s world.  The company transforms fixed, mobile and enterprise networks from legacy environments to secure IP and cloud-based architectures, enabling highly productive communications for consumers and businesses.  With 64 locations in 27 countries around the globe, Ribbon’s innovative, market-leading portfolio empowers service providers and enterprises with rapid service creation in a fully virtualized environment.  The company’s Kandy Communications Platform as a Service (CPaaS) delivers a comprehensive set of advanced embedded communications capabilities that enables this transformation.  To learn more, visit https://ribboncommunications.com/.

Important Information Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, which are subject to a number of risks and uncertainties.  All statements other than statements of historical facts contained in this press release, including statements made by our executive officers in the introductory paragraphs, and statements regarding expected cost synergies, earnings and cash flow from operations, future results of operations and financial position, timing of anticipated revenue generation, integration efforts and opportunities, business strategy, strategic position, plans and objectives of management for future operations and plans for future product development and manufacturing are forward-looking statements.  Without limiting the foregoing, the words “anticipates”, “believes”, “could”, “estimates”, “expects”, “expectations”, “intends”, “may”, “plans”, “seeks”, “projects” and other similar language, whether in the negative or affirmative, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions.  Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict.  Actual results could differ materially from those anticipated in these forward-looking statements as a result of various important factors, including, but not limited to, our success integrating the respective businesses of Sonus Networks, Inc. (“Sonus”) and GENBAND Holdings Company (“GENBAND”); achievement of the anticipated synergies of the transaction between Sonus and GENBAND (the “Transaction”); our ability to realize the benefits from the Transaction; the effects of disruption from the Transaction, making it more difficult to maintain relationships with employees, customers, business partners or government entities; the timing of customer purchasing decisions and our recognition of revenues; economic conditions; our ability to recruit and retain key personnel; difficulties supporting our strategic focus on channel sales; difficulties retaining and expanding our customer base; difficulties leveraging market opportunities; the impact of restructuring and cost-containment activities; litigation; actions taken by significant stockholders; difficulties providing solutions that meet the needs of customers; market acceptance of our products and services; rapid technological and market change; our ability to protect our intellectual property rights; our ability to maintain partner, reseller, distribution and vendor support and supply relationships; higher risks in international operations and markets; the impact of increased competition; currency fluctuations; changes in the market price of our common stock; and/or failure or circumvention of our controls and procedures.

Our forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.  We caution you against relying on any of these forward-looking statements.  Important factors that could cause actual results to differ materially from these forward-looking statements are discussed in Part II, Item IA “Risk Factors”, Part I, Item 2 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Part I, Item 3 “Quantitative and Qualitative Disclosures About Market Risk” in our most recent Quarterly Report on Form 10-Q filed with the SEC and our other filings with the SEC.  Any forward-looking statement made by us in this press release speaks only as of the date of this press release.  Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them.  We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Discussion of Non-GAAP Financial Measures

Ribbon management uses several different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of the business, making operating decisions, planning and forecasting future periods, and determining payments under compensation programs.  Our annual financial plan is prepared both on a GAAP and non-GAAP basis, and the non-GAAP annual financial plan is approved by our board of directors.  Continuous budgeting and forecasting for revenue and expenses are conducted on a non-GAAP basis (in addition to GAAP) and actual results on a non-GAAP basis are assessed against the annual financial plan.  We consider the use of non-GAAP financial measures helpful in assessing the core performance of our continuing operations and when planning and forecasting future periods.  By continuing operations, we mean the ongoing results of the business adjusted for acquisition-related revenue as a result of purchase accounting and the related cost of revenue, the impact of the new revenue standard, and excluding certain expenses and credits, including, but not limited to stock-based compensation, amortization and impairment of intangible assets, merger integration costs, settlement expense, certain litigation costs, acquisition- and integration-related expense, restructuring, certain gains included in other income, net, and income tax benefits arising from purchase accounting and tax reform.  While our management uses non-GAAP financial measures as a tool to enhance their understanding of certain aspects of our financial performance, our management does not consider these measures to be a substitute for, or superior to, GAAP measures.  In addition, our presentations of these measures may not be comparable to similarly titled measures used by other companies.  These non-GAAP financial measures should not be considered alternatives for, or in isolation from, the financial information prepared and presented in accordance with GAAP.

Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool.  In particular, many of the adjustments to Ribbon’s financial measures reflect the exclusion of items that are recurring and will be reflected in our financial results for the foreseeable future.

Acquisition-Related Revenue and Cost of Revenue; Impact of New Revenue Standard

We provide the supplementary non-GAAP financial measures, Non-GAAP Product revenue, Non-GAAP Service revenue and Non-GAAP Total revenue, which include revenue related to the acquisition of GENBAND that we would have recognized but for the purchase accounting treatment of these transactions.  Because GAAP accounting requires the elimination of this revenue, as well as the impact on future revenue of our adoption in 2018 of the new revenue standard, GAAP results alone do not fully capture all of our economic activities.  These non-GAAP adjustments are intended to reflect the full amounts of such revenue and the related cost of revenue.  We also add back the revenue related to the acquisition of GENBAND and the related cost of such revenue when calculating other of our non-GAAP operating results.  We include these adjustments, which primarily relate to the acquisition of GENBAND, to allow for more complete comparisons to the financial results of our historical operations, forward-looking guidance and the financial results of peer companies.  We believe these adjustments are useful to management and investors as a measure of the ongoing performance of the business because, although we cannot be certain that customers will renew the relevant GENBAND contracts, we have historically experienced high renewal rates on maintenance and support agreements and certain other customer contracts.  These adjustments do not accelerate revenue, but instead include revenue (and the related cost of revenue) that would have been recognized in our 2017 results, and included in our 2018 guidance and results, but for the purchase accounting and new revenue standard adjustments required by GAAP.

Stock-Based Compensation

Stock-based compensation expense is different from other forms of compensation, as it is a non-cash expense.  For example, a cash salary generally has a fixed and unvarying cash cost.  In contrast, the expense associated with an equity-based award is generally unrelated to the amount of cash ultimately received by the employee, and the cost to us is based on a stock-based compensation valuation methodology, subjective assumptions and the variety of award types, all of which may vary over time.  We evaluate performance without these measures because stock-based compensation expense is influenced by the Company’s stock price and other factors such as volatility and interest rates that are beyond our control.  The expense related to stock-based awards is generally not controllable in the short-term and can vary significantly based on the timing, size and nature of awards granted.  As such, we do not include such charges in our operating plans, and we believe that presenting non-GAAP operating results that exclude stock-based compensation provides investors with visibility and insight into our management’s method of analysis and the Company’s core operating performance.  Stock-based compensation will continue in future periods.

Amortization of Intangible Assets

We exclude the amortization of acquired intangible assets from non-GAAP expense and income measures.  These amortization amounts are inconsistent in frequency and amount and are significantly impacted by the timing and size of acquisitions.  Although we exclude amortization of acquired intangible assets from our non-GAAP expenses, we believe that it is important for investors to understand that intangible assets contribute to revenue generation.  We believe that excluding the non-cash amortization of intangible assets facilitates the comparison of our financial results to our historical operating results and to other companies in our industry as if the acquired intangible assets had been developed internally rather than acquired.  Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized.  Future acquisitions may result in the amortization of additional intangible assets.

Impairment of Intangible Assets

In the fourth quarter of 2017, we discontinued our ongoing development of certain intangible assets that we had previously acquired, as we had determined that there were no alternative uses of the technology within either our existing or future product lines.  As a result, we recorded an impairment charge of $5.5 million to write down the carrying value of the assets to zero.  Had we developed those intangible assets internally and made the decision to discontinue their ongoing development, we would have ceased work on such development projects and eliminated the related future costs.  Because we do not capitalize these costs, there would have been no asset to write off.  As a result, we believe that excluding non-cash impairment charges from our non-GAAP operating results as if these impaired intangible assets had been developed internally rather than acquired facilitates a comparison to our historical operating results and to other companies in our industry.

Settlement Expense

In September 2017, we recorded $1.6 million of expense related to potential fines in connection with the ongoing SEC investigation and an additional $0.3 million of expense in connection with this matter in December 2017.  In June 2016, we recorded $0.6 million for patent litigation settlement costs.  These amounts are included as components of general and administrative expense.  We believe that such settlement costs are not part of our core business or ongoing operations, are unplanned and generally not within our control.  Accordingly, we believe that excluding costs such as the SEC potential fines and patent litigation settlement expense facilitates the comparison of our financial results to our historical operating results and to other companies in our industry.

Litigation Costs

In connection with certain ongoing litigation between GENBAND, as plaintiff, and one of its competitors, we incurred litigation costs in the fourth quarter of 2017, and expect to incur significant future litigation costs.  These costs are included as a component of general and administrative expense.  We believe that such costs are not part of our core business or ongoing operations, are unplanned and generally not within our control.  Accordingly, we believe that excluding the litigation costs related to this specific legal matter facilitates the comparison of our financial results to our historical operating results and to other companies in our industry.

Acquisition- and Integration-Related Costs

We consider certain acquisition- and integration-related costs to be unpredictable and dependent on a significant number of factors that may be outside of our control.  We do not consider these acquisition- and integration-related costs to be related to the organic continuing operations of our acquired businesses or to the Company and they are generally not relevant to assessing or estimating the long-term performance of the acquired assets.  In addition, the size, complexity and/or volume of an acquisition, which often drives the magnitude of acquisition- and integration-related costs, may not be indicative of future acquisition- and integration-related costs.  By excluding these acquisition- and integration-related costs from our non-GAAP measures, management is better able to evaluate our ability to utilize our existing assets and estimate the long-term value that acquired assets will generate for us.  We exclude certain acquisition- and integration-related costs to allow more accurate comparisons of our financial results to our historical operations, forward-looking guidance and the financial results of less acquisitive peer companies.  In addition, we believe that providing supplemental non-GAAP measures that exclude these items allows management and investors to consider the ongoing operations of the business both with and without such expenses.

Restructuring

We have recorded restructuring expense to streamline operations and reduce operating costs by closing and consolidating certain facilities and reducing our worldwide workforce.  We review our restructuring accruals regularly and record adjustments (both expense and credits) to these estimates as required.  We believe that excluding restructuring expense and credits facilitates the comparison of our financial results to our historical operating results and to other companies in our industry, as there are no future revenue streams or other benefits associated with these costs.

Gain on Sales of Intangible Assets

In both 2017 and 2016, we sold intangible assets that we had acquired in connection with two previous acquisitions.  These amounts, aggregating $0.6 million in 2017 and $1.3 million in 2016, are included as components of other income, net.  We believe that such gains are not part of our core business or ongoing operations, as we had not used the intangible assets in connection with revenue-producing activities and would not have used them as such in the future.  Accordingly, we believe that excluding the other income arising from these sales from our results facilitates the comparison of our financial results to our historical results and to other companies in our industry.

Tax Benefits Arising from Purchase Accounting and Tax Reform

In the fourth quarter of 2017, we assessed our ability to use our tax benefits and determined that it was more likely than not that some of these benefits will be recognized.  As a result, the valuation allowance was reduced in connection with the GENBAND transaction, resulting in an income tax benefit of $16.4 million.  In addition, we recognized an income tax benefit of $4.8 million related to the Tax Cut and Jobs Act of 2017.  We believe that such benefits are not part of our core business or ongoing operations, as they are either the result of acquisitions or new tax legislation, neither of which relates to our revenue-producing activities.  Accordingly, we believe that excluding the benefits arising from these adjustments to our income tax provision facilitates the comparison of our financial results to our historical results and to other companies in our industry.

Adjusted EBITDA

We use Adjusted EBITDA as a supplemental measure to review and assess our performance.  We calculate Adjusted EBITDA by excluding from net income (loss): interest income (expense), net; income tax benefit (provision); depreciation; and amortization and impairment of intangible assets.  In addition, we exclude from net income (loss):  adjustments to revenue and cost of revenue related to revenue reductions resulting from purchase accounting; stock-based compensation; settlement expense; certain litigation costs; acquisition- and integration-related expense; restructuring; and other income, net.  In general, we add back the expenses that we consider to be non-cash and/or not part of our ongoing operations.  Adjusted EBITDA is a non-GAAP financial measure that is used by our investing community for comparative and valuation purposes.  We disclose this metric to support and facilitate our dialogue with research analysts and investors.  Other companies may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.

We believe that providing non-GAAP information to investors, in addition to the GAAP presentation, will allow investors to view the financial results in the way management views them.  We further believe that providing this information helps investors to better understand our core financial and operating performance and evaluate the efficacy of the methodology and information used by our management to evaluate and measure such performance.

Investor Relations:

Sara Leggat

+1 (978) 614-8841

sleggat@rbbn.com

US Press

Dennis Watson

+1 (214) 695 2214

dwatson@rbbn.com

International Press

Catherine Berthier

+1.646.741.1974

cberthier@rbbn.com

RIBBON COMMUNICATIONS INC.

Consolidated Statements of Operations

(in thousands, except percentages and per share amounts)

(unaudited)

	Three months ended
	December 31,	September 30,	December 31,
	2017	2017	2016
Revenue:
Product	$82,814	$44,120	$37,662
Service	63,398	30,509	29,910
Total revenue	146,212	74,629	67,572

Cost of revenue:
Product	41,502	9,708	12,137
Service	27,911	10,374	10,041
Total cost of revenue	69,413	20,082	22,178

Gross profit	76,799	54,547	45,394

Gross margin:
Product	49.9%	78.0%	67.8%
Service	56.0%	66.0%	66.4%
Total gross margin	52.5%	73.1%	67.2%

Operating expenses:
Research and development	40,410	20,798	19,836
Sales and marketing	35,553	17,454	17,649
General and administrative	19,649	10,833	9,292
Acquisition- and integration-related	8,485	1,543	201
Restructuring	8,365	—	1,120
Total operating expenses	112,462	50,628	48,098

Income (loss) from operations	(35,663)	3,919	(2,704)
Interest income (expense), net	(509)	260	179
Other income, net	697	1	508

Income (loss) before income taxes	(35,475)	4,180	(2,017)
Income tax benefit (provision)	19,761	(727)	(614)

Net income (loss)	$(15,714)	$3,453	$(2,631)

Earnings (loss) per share:
Basic	$(0.18)	$0.07	$(0.05)
Diluted	$(0.18)	$0.07	$(0.05)

Shares used to compute earnings (loss) per share:
Basic	86,567	49,753	49,232
Diluted	86,567	50,131	49,232

RIBBON COMMUNICATIONS INC.

Consolidated Statements of Operations

(in thousands, except percentages and per share amounts)

(unaudited)

	Year ended
	December 31,	December 31,
	2017	2016
Revenue:
Product	$181,119	$146,381
Service	148,823	106,210
Total revenue	329,942	252,591

Cost of revenue:
Product	70,250	47,367
Service	58,196	37,613
Total cost of revenue	128,446	84,980

Gross profit	201,496	167,611

Gross margin:
Product	61.2%	67.6%
Service	60.9%	64.6%
Total gross margin	61.1%	66.4%

Operating expenses:
Research and development	101,481	72,841
Sales and marketing	83,403	68,539
General and administrative	47,642	35,948
Acquisition- and integration-related	14,763	1,152
Restructuring	9,436	2,740
Total operating expenses	256,725	181,220

Loss from operations	(55,229)	(13,609)
Interest income, net	263	769
Other income, net	1,274	1,424

Loss before income taxes	(53,692)	(11,416)
Income tax benefit (provision)	18,440	(2,516)

Net loss	$(35,252)	$(13,932)

Loss per share:
Basic	$(0.60)	$(0.28)
Diluted	$(0.60)	$(0.28)

Shares used to compute loss per share:
Basic	58,822	49,385
Diluted	58,822	49,385

RIBBON COMMUNICATIONS INC.

Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31,	December 31,
	2017	2016
Assets
Current assets:
Cash and cash equivalents	$57,073	$31,923
Marketable securities	17,224	61,836
Accounts receivable, net	165,156	53,862
Inventory	21,303	18,283
Other current assets	21,463	12,010
Total current assets	282,219	177,914

Property and equipment, net	24,780	11,741
Intangible assets, net	244,414	30,197
Goodwill	335,716	49,393
Investments	9,031	32,371
Deferred income taxes	8,434	1,542
Other assets	6,289	4,901
	$910,883	$308,059

Liabilities and Stockholders’ Equity
Current liabilities:
Revolving credit facility	$20,000	$—
Accounts payable	45,851	6,525
Accrued expenses and other	76,380	27,040
Deferred revenue	100,571	43,504
Total current liabilities	242,802	77,069

Long-term debt	22,500	—
Deferred revenue, net of current	14,184	7,188
Deferred income taxes	2,787	3,047
Other long-term liabilities	13,189	1,633
Total liabilities	295,462	88,937

Commitments and contingencies

Stockholders’ equity:
Common stock	10	49
Additional paid-in capital	1,684,768	1,250,744
Accumulated deficit	(1,072,426)	(1,037,174)
Accumulated other comprehensive income	3,069	5,503
Total stockholders’ equity	615,421	219,122
	$910,883	$308,059

RIBBON COMMUNICATIONS INC.

Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Year ended
	December 31,	December 31,
	2017	2016
Cash flows from operating activities:
Net loss	$(35,252)	$(13,932)
Adjustments to reconcile net loss to cash flows provided by operating activities:
Depreciation and amortization of property and equipment	8,486	7,970
Amortization of intangible assets	17,112	7,500
Stock-based compensation	25,657	19,768
Impairment of intangible assets	5,471	—
Deferred income taxes	(20,361)	1,088
Other	(1,340)	(1,265)
Changes in operating assets and liabilities:
Accounts receivable	(30,759)	(851)
Inventory	5,786	4,858
Other operating assets	269	506
Accounts payable	13,415	(821)
Accrued expenses and other	(4,263)	(7,778)
Deferred revenue	23,859	2,149
Net cash provided by operating activities	8,080	19,192

Cash flows from investing activities:
Purchases of property and equipment	(3,999)	(4,626)
Business acquisitions, net of cash acquired	(42,951)	(20,669)
Purchases of marketable securities	(28,731)	(78,528)
Sale/maturities of marketable securities	96,112	75,178
Proceeds from the sale of intangible assets	576	1,298
Net cash provided by (used in) investing activities	21,007	(27,347)

Cash flows from financing activities:
Borrowings under revolving line of credit	15,500	—
Principal payments on revolving line of credit	(13,500)	—
Principal payments of capital lease obligations	(99)	(43)
Payment of debt issuance costs	(731)	—
Proceeds from the sale of common stock in connection with employee purchase plan	1,252	1,360
Proceeds from the exercise of stock options	617	153
Payment of tax withholding obligations related to net share settlements of restricted stock awards	(7,523)	(1,810)
Repurchase of common stock	—	(9,530)
Net cash used in financing activities	(4,484)	(9,870)

Effect of exchange rate changes on cash and cash equivalents	547	(163)

Net increase (decrease) in cash and cash equivalents	25,150	(18,188)
Cash and cash equivalents, beginning of year	31,923	50,111
Cash and cash equivalents, end of year	$57,073	$31,923

RIBBON COMMUNICATIONS INC.

Supplemental Information

(in thousands)

(unaudited)

The following tables provide the details of stock-based compensation, amortization of intangible assets, impairment of intangible assets, merger integration costs, settlement expense, litigation costs and gain on sales of intangible assets included as components of other line items in the Company’s Consolidated Statements of Operations and the line items in which these amounts are reported.

	Three months ended
	December 31,	September 30,	December 31,
	2017	2017	2016
Stock-based compensation
Cost of revenue - product	$253	$75	$100
Cost of revenue - service	671	199	329
Cost of revenue	924	274	429

Research and development expense	3,687	1,095	1,327
Sales and marketing expense	3,195	871	917
General and administrative expense	6,464	1,647	1,631
Operating expense	13,346	3,613	3,875

Total stock-based compensation	$14,270	$3,887	$4,304

Amortization of intangible assets
Cost of revenue - product	$8,119	$1,601	$1,501

Sales and marketing expense	2,148	692	506
Operating expense	2,148	692	506

Total amortization of intangible assets	$10,267	$2,293	$2,007

Impairment of intangible assets
Cost of revenue - product	$5,471	$—	$—

Merger integration costs
General and administrative expense (A)	$(178)	$178	$—

Settlement expense
General and administrative expense	$300	$1,600	$—

Litigation costs
General and administrative expense	$373	$—	$—

Gain on sales of intangible assets
Other income, net	$—	$—	$498

(A) Amount recorded in Q3 2017 reclassified in Q4 2017 to “Acquisition- and integration-related expense.”

RIBBON COMMUNICATIONS INC.

Supplemental Information

(in thousands)

(unaudited)

The following tables provide the details of stock-based compensation, amortization of intangible assets, impairment of intangible assets, settlement expense, litigation costs and gain on the sales of intangible assets included in other line items in the Company’s Consolidated Statements of Operations and the line items in which these amounts are reported.

	Year ended
	December 31,	December 31,
	2017	2016
Stock-based compensation
Cost of revenue - product	$514	$359
Cost of revenue - service	1,448	1,314
Cost of revenue	1,962	1,673

Research and development expense	7,337	5,014
Sales and marketing expense	4,885	6,209
General and administrative expense	11,473	6,872
Operating expense	23,695	18,095

Total stock-based compensation	$25,657	$19,768

Amortization of intangible assets
Cost of revenue - product	$12,887	$6,038

Sales and marketing expense	4,225	1,462
Operating expense	4,225	1,462

Total amortization of intangible assets	$17,112	$7,500

Impairment of intangible assets
Cost of revenue - product	$5,471	$—

Settlement expense
General and administrative expense	$1,900	$605

Litigation costs
General and administrative expense	$373	$—

Gain on sales of intangible assets
Other income, net	$576	$1,298

RIBBON COMMUNICATIONS INC.

Reconciliation of Non-GAAP and GAAP Financial Measures - Historical

(in thousands, except percentages)

(unaudited)

	Three months ended
	December 31,	September 30,	December 31,
	2017	2017	2016

GAAP Product revenue	$82,814	$44,120	$37,662
Acquisition-related revenue adjustment	3,230	—	—
Non-GAAP Product revenue	$86,044	$44,120	$37,662

GAAP Service revenue	$63,398	$30,509	$29,910
Acquisition-related revenue adjustment	20,050	—	—
Non-GAAP Service revenue	$83,448	$30,509	$29,910

GAAP Total revenue	$146,212	$74,629	$67,572
Acquisition-related revenue adjustment	23,280	—	—
Non-GAAP Total revenue	$169,492	$74,629	$67,572

GAAP Gross margin - product	49.9%	78.0%	67.8%
Acquisition-related revenue adjustment	1.9%	0.0%	0.0%
Acquisition-related cost of revenue adjustment	-1.4%	0.0%	0.0%
Stock-based compensation	0.3%	0.2%	0.3%
Amortization of intangible assets	9.4%	3.6%	3.9%
Impairment of intangible assets	6.4%	0.0%	0.0%
Non-GAAP Gross margin - product	66.5%	81.8%	72.0%

GAAP Gross margin - service	56.0%	66.0%	66.4%
Acquisition-related revenue adjustment	10.5%	0.0%	0.0%
Acquisition-related cost of revenue adjustment	-11.0%	0.0%	0.0%
Stock-based compensation	0.8%	0.6%	1.1%
Non-GAAP Gross margin - service	56.3%	66.6%	67.5%

GAAP Total gross margin	52.5%	73.1%	67.2%
Acquisition-related revenue adjustment	6.6%	0.0%	0.0%
Acquisition-related cost of revenue adjustment	-6.1%	0.0%	0.0%
Stock-based compensation	0.5%	0.4%	0.6%
Amortization of intangible assets	4.8%	2.1%	2.2%
Impairment of intangible assets	3.2%	0.0%	0.0%
Non-GAAP Total gross margin	61.5%	75.6%	70.0%

GAAP Total gross profit	$76,799	$54,547	$45,394
Acquisition-related revenue adjustment	23,280	—	—
Acquisition-related cost of revenue adjustment	(10,364)	—	—
Stock-based compensation	924	274	429
Amortization of intangible assets	8,119	1,601	1,501
Impairment of intangible asses	5,471	—	—
Non-GAAP Total gross profit	$104,229	$56,422	$47,324

GAAP Research and development expense	$40,410	$20,798	$19,836
Stock-based compensation	(3,687)	(1,095)	(1,327)
Non-GAAP Research and development expense	$36,723	$19,703	$18,509

GAAP Sales and marketing expense	$35,553	$17,454	$17,649
Stock-based compensation	(3,195)	(871)	(917)
Amortization of intangible assets	(2,148)	(692)	(506)
Non-GAAP Sales and marketing expense	$30,210	$15,891	$16,226

GAAP General and administrative expense	$19,649	$10,833	$9,292
Stock-based compensation	(6,464)	(1,647)	(1,631)
Merger integration costs (A)	178	(178)	—
Settlement expense	(300)	(1,600)	—
Litigation costs	(373)	—	—
Non-GAAP General and administrative expense	$12,690	$7,408	$7,661

GAAP Operating expenses	$112,462	$50,628	$48,098
Stock-based compensation	(13,346)	(3,613)	(3,875)
Amortization of intangible assets	(2,148)	(692)	(506)
Merger integration costs (A)	178	(178)	—
Settlement expense	(300)	(1,600)	—
Litigation costs	(373)	—	—
Acquisition- and integration-related expense	(8,485)	(1,543)	(201)
Restructuring	(8,365)	—	(1,120)
Non-GAAP Operating expenses	$79,623	$43,002	$42,396

GAAP Income (loss) from operations	$(35,663)	$3,919	$(2,704)
Acquisition-related revenue adjustment	23,280	—	—
Acquisition-related cost of revenue adjustment	(10,364)	—	—
Stock-based compensation	14,270	3,887	4,304
Amortization of intangible assets	10,267	2,293	2,007
Impairment of intangible assets	5,471	—	—
Merger integration costs (A)	(178)	178	—
Settlement expense	300	1,600	—
Litigation costs	373	—	—
Acquisition- and integration-related expense	8,485	1,543	201
Restructuring	8,365	—	1,120
Non-GAAP Income from operations	$24,606	$13,420	$4,928

(A) Amount recorded in Q3 2017 reclassified in Q4 2017 to “Acquisition- and integration-related expense.”

RIBBON COMMUNICATIONS INC.

Reconciliation of Non-GAAP and GAAP Financial Measures - Historical

(in thousands, except percentages and per share amounts)

(unaudited)

	Three months ended
	December 31,	September 30,	December 31,
	2017	2017	2016

GAAP Income (loss) from operations as a percentage of revenue	-24.4%	5.3%	-4.0%
Acquisition-related revenue adjustment	17.1%	0.0%	0.0%
Acquisition-related cost of revenue adjustment	-6.1%	0.0%	0.0%
Stock-based compensation	8.4%	5.2%	6.3%
Amortization of intangible assets	6.1%	3.1%	3.0%
Impairment of intangible assets	3.2%	0.0%	0.0%
Merger integration costs (A)	-0.1%	0.2%	0.0%
Settlement expense	0.2%	2.1%	0.0%
Litigation costs	0.2%	0.0%	0.0%
Acquisition- and integration-related expense	5.0%	2.1%	0.3%
Restructuring	4.9%	0.0%	1.7%
Non-GAAP Income from operations as a percentage of revenue	14.5%	18.0%	7.3%

GAAP Other income, net	$697	$1	$508
Gain on sales of intangible asset	—	—	(498)
Non-GAAP Other income, net	$697	$1	$10

GAAP Income tax benefit (provision)	$19,761	$(727)	$(614)
Tax benefits arising from purchase accounting and tax reform	(21,155)	—	—
Non-GAAP Income tax benefit (provision)	$(1,394)	$(727)	$(614)

GAAP Net income (loss)	$(15,714)	$3,453	$(2,631)
Acquisition-related revenue adjustment	23,280	—	—
Acquisition-related cost of revenue adjustment	(10,364)	—	—
Stock-based compensation	14,270	3,887	4,304
Amortization of intangible assets	10,267	2,293	2,007
Impairment of intangible assets	5,471	—	—
Merger integration costs (A)	(178)	178	—
Settlement expense	300	1,600	—
Litigation costs	373	—	—
Acquisition- and integration-related expense	8,485	1,543	201
Restructuring	8,365	—	1,120
Gain on sale of intangible asset	—	—	(498)
Tax benefits arising from purchase accounting and tax reform	(21,155)	—	—
Non-GAAP Net income	$23,400	$12,954	$4,503

Diluted earnings per share or (loss) per share:
GAAP Diluted earnings per share or (loss) per share	$(0.18)	$0.07	$(0.05)
Acquisition-related revenue adjustment	0.27	—	—
Acquisition-related cost of revenue adjustment	(0.12)	—	—
Stock-based compensation	0.16	0.08	0.09
Amortization of intangible assets	0.12	0.05	0.04
Impairment of intangible assets	0.06	—	—
Merger integration costs (A)	*	*	—
Settlement expense	*	0.03	—
Litigation costs	*	—	—
Acquisition- and integration-related expense	0.10	0.03	*
Restructuring	0.10	—	0.02
Gain on sale of intangible asset	—	—	(0.01)
Tax benefits arising from purchase accounting and tax reform	(0.24)	—	—
Non-GAAP Diluted earnings per share	$0.27	$0.26	$0.09

Shares used to compute diluted earnings per share or (loss) per share:
GAAP Shares used to compute diluted earnings per share or (loss) per share	86,567	50,131	49,232
Non-GAAP Shares used to compute diluted earnings per share	87,207	50,131	49,522

Adjusted EBITDA:
GAAP Net income (loss)	$(15,714)	3,453	(2,631)
Interest (income) expense, net	509	(260)	(179)
Income tax (benefit) provision	(19,761)	727	614
Depreciation	3,231	1,660	2,056
Amortization of intangible assets	10,267	2,293	2,007
Impairment of intangible assets	5,471	—	—
Acquisition-related revenue adjustment	23,280	—	—
Acquisition-related cost of revenue adjustment	(10,364)	—	—
Stock-based compensation	14,270	3,887	4,304
Merger integration costs (A)	(178)	178	—
Settlement expense	300	1,600	—
Litigation costs	373	—	—
Acquisition- and integration-related expense	8,485	1,543	201
Restructuring	8,365	—	1,120
Other (income), net	(697)	(1)	(508)
Non-GAAP Adjusted EBITDA	$27,837	$15,080	$6,984

*  Less than $0.1 impact on earnings (loss) per share

(A) Amount recorded in Q3 2017 reclassified in Q4 2017 to “Acquisition- and integration-related expense.”

RIBBON COMMUNICATIONS INC.

Reconciliation of Non-GAAP and GAAP Financial Measures - Historical

(in thousands, except percentages)

(unaudited)

	Year ended
	December 31,	December 31,
	2017	2016

GAAP Product revenue	$181,119	$146,381
Acquisition-related revenue adjustment	3,230	—
Non-GAAP Product revenue	$184,349	$146,381

GAAP Service revenue	$148,823	$106,210
Acquisition-related revenue adjustment	20,050	—
Non-GAAP Service revenue	$168,873	$106,210

GAAP Total revenue	$329,942	$252,591
Acquisition-related revenue adjustment	23,280	—
Non-GAAP Total revenue	$353,222	$252,591

GAAP Gross margin - product	61.2%	67.6%
Acquisition-related revenue adjustment	0.6%	0.0%
Acquisition-related cost of revenue adjustment	-0.6%	0.0%
Stock-based compensation	0.3%	0.2%
Amortization of intangible assets	7.0%	4.2%
Impairment of intangible assets	3.0%	0.0%
Non-GAAP Gross margin - product	71.5%	72.0%

GAAP Gross margin - service	60.9%	64.6%
Acquisition-related revenue adjustment	4.6%	0.0%
Acquisition-related cost of revenue adjustment	-5.4%	0.0%
Stock-based compensation	0.9%	1.2%
Non-GAAP Gross margin - service	61.0%	65.8%

GAAP Total gross margin	61.1%	66.4%
Acquisition-related revenue adjustment	2.6%	0.0%
Acquisition-related cost of revenue adjustment	-2.9%	0.0%
Stock-based compensation	0.6%	0.7%
Amortization of intangible assets	3.6%	2.3%
Impairment of intangible assets	1.5%	0.0%
Non-GAAP Total gross margin	66.5%	69.4%

GAAP Total gross profit	$201,496	$167,611
Acquisition-related revenue adjustment	23,280	—
Acquisition-related cost of revenue adjustment	(10,364)	—
Stock-based compensation	1,962	1,673
Amortization of intangible assets	12,887	6,038
Impairment of intangible asses	5,471	—
Non-GAAP Total gross profit	$234,732	$175,322

GAAP Research and development expense	$101,481	$72,841
Stock-based compensation	(7,337)	(5,014)
Non-GAAP Research and development expense	$94,144	$67,827

GAAP Sales and marketing expense	$83,403	$68,539
Stock-based compensation	(4,885)	(6,209)
Amortization of intangible assets	(4,225)	(1,462)
Non-GAAP Sales and marketing expense	$74,293	$60,868

GAAP General and administrative expense	$47,642	$35,948
Stock-based compensation	(11,473)	(6,872)
Settlement expense	(1,900)	(605)
Litigation costs	(373)	—
Non-GAAP General and administrative expense	$33,896	$28,471

GAAP Operating expenses	$256,725	$181,220
Stock-based compensation	(23,695)	(18,095)
Amortization of intangible assets	(4,225)	(1,462)
Settlement expense	(1,900)	(605)
Litigation costs	(373)	—
Acquisition- and integration-related expense	(14,763)	(1,152)
Restructuring	(9,436)	(2,740)
Non-GAAP Operating expenses	$202,333	$157,166

GAAP Loss from operations	$(55,229)	$(13,609)
Acquisition-related revenue adjustment	23,280	—
Acquisition-related cost of revenue adjustment	(10,364)	—
Stock-based compensation	25,657	19,768
Amortization of intangible assets	17,112	7,500
Impairment of intangible assets	5,471	—
Settlement expense	1,900	605
Litigation costs	373	—
Acquisition- and integration-related expense	14,763	1,152
Restructuring	9,436	2,740
Non-GAAP Income from operations	$32,399	$18,156

RIBBON COMMUNICATIONS INC.

Reconciliation of Non-GAAP and GAAP Financial Measures - Historical

(in thousands, except percentages and per share amounts)

(unaudited)

	Year ended
	December 31,	December 31,
	2017	2016

GAAP Loss from operations as a percentage of revenue	-16.7%	-5.4%
Acquisition-related revenue adjustment	7.7%	0.0%
Acquisition-related cost of revenue adjustment	-2.9%	0.0%
Stock-based compensation	7.3%	7.8%
Amortization of intangible assets	4.8%	3.0%
Impairment of intangible assets	1.5%	0.0%
Settlement expense	0.5%	0.2%
Litigation costs	0.1%	0.0%
Acquisition- and integration-related expense	4.2%	0.5%
Restructuring	2.7%	1.1%
Non-GAAP Income from operations as a percentage of revenue	9.2%	7.2%

GAAP Other income, net	$1,274	$1,424
Gain on sales of intangible assets	(576)	(1,298)
Non-GAAP Other income, net	$698	$126

GAAP Income tax benefit (provision)	$18,440	$(2,516)
Tax benefits arising from purchase accounting and tax reform	(21,155)	—
Non-GAAP Income tax provision	$(2,715)	$(2,516)

GAAP Net loss	$(35,252)	$(13,932)
Acquisition-related revenue adjustment	23,280	—
Acquisition-related cost of revenue adjustment	(10,364)	—
Stock-based compensation	25,657	19,768
Amortization of intangible assets	17,112	7,500
Impairment of intangible assets	5,471	—
Settlement expense	1,900	605
Litigation costs	373	—
Acquisition- and integration-related expense	14,763	1,152
Restructuring	9,436	2,740
Gain on sales of intangible assets	(576)	(1,298)
Tax benefits arising from purchase accounting and tax reform	(21,155)
Non-GAAP Net income	$30,645	$16,535

Diluted earnings per share or (loss) per share:
GAAP Loss per share	$(0.60)	$(0.28)
Acquisition-related revenue adjustment	0.38	—
Acquisition-related cost of revenue adjustment	(0.17)	—
Stock-based compensation	0.43	0.40
Amortization of intangible assets	0.29	0.15
Impairment of intangible assets	0.09	—
Settlement expense	0.03	0.01
Litigation costs	0.01	—
Acquisition- and integration-related expense	0.25	0.02
Restructuring	0.16	0.06
Gain on sales of intangible assets	(0.01)	(0.03)
Tax benefits arising from purchase accounting and tax reform	(0.35)	—
Non-GAAP Diluted earnings per share	$0.51	$0.33

Shares used to compute diluted earnings per share or (loss) per share:
GAAP Shares used to compute loss per share	58,822	49,385
Non-GAAP Shares used to compute diluted earnings per share	59,639	49,743

Adjusted EBITDA:
GAAP Net loss	$(35,252)	$(13,932)
Interest (income), net	(263)	(769)
Income tax (benefit) provision	(18,440)	2,516
Depreciation	8,486	7,970
Amortization of intangible assets	17,112	7,500
Impairment of intangible assets	5,471	—
Adjustment for revenue reduction resulting from purchase accounting allocation	23,280	—
Adjustment to cost related to revenue adjustment	(10,364)	—
Stock-based compensation	25,657	19,768
Settlement expense	1,900	605
Litigation costs	373	—
Acquisition- and integration-related expense	14,763	1,152
Restructuring	9,436	2,740
Other (income), net	(1,274)	(1,424)
Non-GAAP Adjusted EBITDA	$40,885	$26,126

RIBBON COMMUNICATIONS INC.

Reconciliation of Non-GAAP and GAAP Financial Measures - Guidance

(in millions)

(unaudited)

Year
ending
December 31,
2018

Non-GAAP Revenue	$580
Less acquisition-related adjustments and impact of new revenue standard	(32)
GAAP Revenue	$548

Adjusted EBITDA:  Ribbon has not provided a reconciliation of Adjusted EBITDA for the year ending December 31, 2018, as it is unable to project without unreasonable efforts the comparable GAAP net loss figure, which includes interest expense, net; income tax provision; depreciation; amortization of intangible assets; acquisition-related revenue and related cost of revenue adjustments; adjustment for the impact of the new revenue standard; stock-based compensation; litigation costs; acquisition- and integration-related expense; restructuring; and other income (expense), net.